SUNAMERICA SERIES TRUST
American Funds Asset Allocation SAST Portfolio
American Funds Global Growth SAST Portfolio
American Funds Growth SAST Portfolio
American Funds Growth-Income Portfolio
(collectively, the “Feeder Portfolios”)
Supplement to the Prospectus dated May 1, 2008
Effective January 1, 2009, Capital Research and Management Company, the investment adviser of the Master Funds in which the Feeder Portfolios invest 100% of their assets, terminated its waiver of 10% of the management fee it receives for advising each Master Fund.
Under the section titled “FEES AND EXPENSES” on each Feeder Portfolio’s fact sheet, Footnote 2 of the expense table, which describes each Master Fund’s agreement to waive a portion of its management fee, is deleted in its entirety. In addition, references to each Master Fund’s “Net Annual Portfolio Operating Expenses” contained in Footnote 3 to the expense table, which reflects the management fee waiver, are deleted in their entirety.
Dated: January 2, 2009

SUNAMERICA SERIES TRUST
American Funds Asset Allocation SAST Portfolio
American Funds Global Growth SAST Portfolio
American Funds Growth SAST Portfolio
American Funds Growth-Income Portfolio
(collectively, the “Feeder Portfolios”)
Supplement to the Statement of Additional Information dated May 1, 2008
Under the section titled “INVESTMENT ADVISER TO THE MASTER FUNDS” in the third paragraph on page 47, which describes the Capital Research and Management Company (“Capital Research”) voluntary waiver of a portion of its management fee, the following disclosure is added:
“Effective January 1, 2009, Capital Research terminated its waiver of 10% of the management fee that it is entitled to receive under the Capital Research Agreement for advising each Master Fund.”
Dated: January 2, 2009